SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 14, 2005

DRESSER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32372	75-2795365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15455 Dallas Parkway, Suite 1100

Addison, Texas 75001

(Address of principal executive offices) (zip code)

(972) 361-9800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Material Definitive Agreement

On July 14, 2005, Dresser, Inc. (the “Company”) entered into an amendment and waiver (“Amendment No. 10”) to its Credit Agreement dated as of April 10, 2001, as amended by Amendments No. 1 through 9 thereto and as modified by the Consent dated as of June 3, 2004 (as amended and modified, the “Credit Agreement”), among the Company, D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Credit Agreement and the lenders under the Credit Agreement. Amendment No. 10 extends to September 30, 2005, the Company’s deadline for providing its senior secured lenders with audited financial statements for the year ended December 31, 2004, and revised audited financial statements, to the extent that financial statements for the years ended 2002 or 2003 are required to be restated in connection with the preparation of the 2004 financial statements. Amendment No. 10 also waives any default or event of default relating in any respect to the re-audit, revision or restatement of any financial statement delivered to the lenders under the Credit Agreement prior to July 14, 2005, including any default or event of default relating in any respect to any errors contained in such financial statements. Amendment No. 10 also amends (i) the definition of “EBITDA” to allow an add-back of restatement costs, and (ii) the definition of “Net Income” to allow an add-back of certain charges relating to the Company’s deferred compensation plan which are attributable to revaluations of the Company’s equity.

In addition, on July 14, 2005, the Company entered into a third consent and waiver (the “Consent”) to its Senior Unsecured Term Loan Agreement, dated as of March 1, 2004, as modified by the Consent and Waiver dated as of March 18, 2005 and the Second Consent and Waiver dated as of May 27, 2005 (as modified, the “Term Loan Agreement”), among the Company, D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Senior Unsecured Term Loan Agreement, and the lenders named therein. The Consent extends to September 30, 2005, the Company’s deadline for providing its lenders under the Term Loan Agreement with audited financial statements for the year ended December 31, 2004 and unaudited financial statements for the fiscal quarters ended March 31, 2005 and June 30, 2005. The Consent also waives any default or event of default relating in any respect to the re-audit, revision or restatement of any financial statement delivered to the lenders under the Term Loan Agreement prior to July 14, 2005, including any default or event of default relating in any respect to any errors contained in such financial statements.

Notwithstanding the foregoing arrangements, the Company has not yet furnished its 2004 Annual Report on Form 10-K and 2005 First Quarter Report on Form 10-Q, and does not expect to be able to timely furnish its 2005 Second Quarter Form 10-Q, under the Indenture for the Company’s 9 3/8% Senior Subordinated Notes. The Company expects to resolve any issues under the Indenture upon the filing of these reports with the SEC.

Item 9.01.	Financial Statements and Exhibits

(a)	Exhibits

4.1	Amendment No. 10 to the Credit Agreement, dated July 14, 2005, among Dresser, Inc., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Credit Agreement and the Lenders named therein.

4.2	Third Consent and Waiver under the Senior Unsecured Term Loan Agreement, dated July 14, 2005, among Dresser, Inc., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Senior Unsecured Term Agreement, and the Lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2005

Dresser, Inc.

/s/ PATRICK M. MURRAY
Patrick M. Murray
Chief Executive Officer and Chairman of the Board

/s/ JAMES A. NATTIER
James A. Nattier
Executive Vice President and Chief Financial Officer

/s/ THOMAS J. KANUK
Thomas J. Kanuk
Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 10 to the Credit Agreement, dated July 14, 2005, among Dresser, Inc.., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc. , the Subsidiary Guarantors party to the Credit Agreement and the Lenders named therein.

4.2	Third Consent and Waiver under the Senior Unsecured Term Loan Agreement, dated July 14, 2005, among Dresser, Inc., D.I. Luxembourg S.A.R.L., DEG Acquisitions, LLC, Dresser Holdings, Inc., the Subsidiary Guarantors party to the Senior Unsecured Term Loan Agreement, and the Lenders named therein.

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